Exhibit 32.2
Certification of Chief Financial Officer
pursuant to 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Inter-Atlantic Financial, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. James Daras, Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 30, 2008

/s/ D. James Daras
Name: D. James Daras
Title: Chief Financial Officer